UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

EG ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Filed by EG Acquisition Corp.

Pursuant to Rule 14a-12 under

under the Securities Exchange Act of 1934

Subject Company: EG Acquisition Corp.

Commission File No.: 001-40444

flyExclusive to Celebrate Opening of Newest Airline Hangar

February 28 at Kinston, N.C. Headquarters

Event will include opportunities to tour campus and interview flyExclusive leadership, followed by cocktail reception

WHAT:	flyExclusive, one of the top five private aviation companies in the U.S., will celebrate the grand opening of its newest airline hangar, adding to its already extensive Maintenance, Repair and Overhaul (MRO) capabilities.

flyExclusive’s in-house MRO business has continually exceeded customer expectations and the new hangar enables the company to maintain control of its fleet and avoid consistent industry-wide maintenance shortages. The new 9,500 square foot facility allows flyExclusive to expand its state-of-the-art paint and refurbishment services.

The company’s investment in the facility highlights its continued commitment to its home state of North Carolina—creating strong, local jobs and building world class industry in the Tarheel State.

The hangar opening follows a series of milestone announcements for flyExclusive including its purchase of up to 14 additional aircraft and its plans to become a publicly traded company. flyExclusive has a 2023 projected revenue of $522 million and has been profitable since its second year of operation. It is on track to become the first vertically integrated jet operator and double its jet club membership by 2024, which was recognized as the winner in the “Jet Cards and Membership” category in the prestigious Robb Report 2022 Best of the Best Awards.

WHEN:	Tuesday, February 28 from 4:00-7:00 p.m. Eastern.

WHERE:	flyExclusive Headquarters, 2860 Jetport Rd, Kinston, North Carolina 28504

WHO:	Jim Segrave, Founder and CEO, flyExclusive

Tommy Sowers, President, flyExclusive

CONTACT:	Jillian Wilson, Marketing Specialist
jiwilson@flyexclusive.com | (252) 366-3604
Please RSVP by February 20 at this link

Media are invited to attend.

There will be an opportunity to tour the facility and interview flyExclusive executives.

The event will be followed by a meal of North Carolina BBQ and a cocktail reception.

About flyExclusive

flyExclusive is a one of America’s largest Part 135 owner/operator of private jet experiences providing on-demand charter, Jet Club and fractional jet services to its customers. Vertically integrated, with in house maintenance, paint, interiors and avionics capabilities, flyExclusive provides Maintenance, Repair and Overhaul services to jet owners alongside flyExclusive’s owned and operated floating fleet of 91 light to heavy jets. flyExclusive is headquartered in Kinston, North Carolina with services provided across North America, Caribbean, Central America, South America, Europe, Asia and beyond. To learn more, visit www.flyexclusive.com.

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Additional Information

EG Acquisition Corp. (“EG”) intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with EG’s proposed acquisition (the “Business Combination”) of LGM Enterprises, LLC (“LGM”) pursuant to the equity purchase agreement, dated as of October 17, 2022, by and among EG, LGM and other parties (the “Equity Purchase Agreement”), and EG will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. EG’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with EG’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about LGM and EG and the proposed Business Combination. The definitive proxy statement will be mailed to the stockholders of EG as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

EG, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of EG’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of EG’s directors and officers in EG’s filings with the SEC, including EG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022, and such information and names of LGM’s directors and executive officers will also be in the proxy statement of EG for the Business Combination. Stockholders can obtain copies of EG’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

LGM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from EG’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of EG and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on LGM’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of LGM and potential difficulties in LGM employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against LGM or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of the EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or LGM operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or LGM’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the proxy statement that will be filed as discussed herein and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and LGM and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. LGM nor EG gives any assurance that either LGM or EG or the combined company will achieve its expectations.

EG cautions that the foregoing list of factors is not exclusive. EG cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of EG’s Annual Report on Form 10-K filed with the SEC. EG’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, EG disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.